Escrow Deposits	6 Months Ended
Jun. 30, 2017
Escrow Deposits [Abstract]
Escrow Deposits [Text Block]
5.	Escrow Deposits
As of June 30, 2017, escrow deposits consist of funds due to the Company from closed construction mortgages. Closing counsel returns these funds to the Company post-closing, then these funds are held by the Company and available to the borrower when specific progress goals during the construction process are met.